2007 Third Quarter Earnings Call

November 13, 2007

Exhibit 99.2

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements
made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of
Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our senior secured credit facility and the indenture governing the notes and accordingly, is important to the
Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit facility and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Santana Holdings Corp. (the “Santana Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell
Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s
September 30, 2007 10-Q, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreement and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreement and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted
EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the
Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered premium, low-
maintenance building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK ® Trimboards, AZEK® Deck, AZEK®
Mouldings, Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec ®, as well as many other brands. For additional information on CPG please visit our web site at http://www.cpgint.com.

Please note:

To access the conference call, dial (866) 315-3365 and enter Conference ID 20151742. A replay of the call will be available for one week after the
event by dialing   (800) 642-1687 or (706) 645-9291 and entering Conference ID 20151742.

3rd Quarter Financial Highlights

Market Conditions:            Housing starts down 24% from prior year

Revenue:                                                Up 25.5% to $82.6mm

Procell acquisition and Trim/Mouldings growth offset by
SP Commercial

Gross Margin:                              Total 28.5% vs. 26.0% in 3Q ’06

Volume, material costs, operational improvements,
Santana integration

SG&A:                                                          16.1% of revenue vs. 16.3% in 3Q ’06

Increased scale, controlled costs offset by one time
expenses

Adjusted EBITDA:               Up 56.1% to $16.5mm; 20.0% margin

Net Income:                                      $0.3mm, up from $(0.8)mm in 3Q ‘06

Quarter Highlights

Introduction

Mission:

Be the Leading Supplier of Premium

Low Maintenance Building Products

Objective

Mission and Objectives

Increase market penetration

Geographies

Multi-Product offering

Distribution channels

Improve cost position

Operational efficiency

Functional excellence

Leverage scale

Strengthen our culture

Customers, Employees, Investors, Vendors

Product Leadership/Innovation

New products

Product enhancements

Expanded R&D

Operational Highlights – Scranton Products

Market Penetration:                  Acquisition disruption to sales channel now evident

             Sales channel restructuring underway

             Focus on key dealers and productive reps

             Locker growth continues, up 76% YTD

             Modified organizational structure for greater customer
                                                                                             focus and business integration

Cost Position:                                    Acquisition integration lowered Q3 costs 16%

             Plant layout, lean initiatives paying dividends

             Managing working capital tightly, inventory down 11%

Product Leadership:               New locker redesign

             Fire rating enhancement

Quarter Highlights

Operational Highlights – AZEK

Market Penetration:                  Housing starts down 24% from prior year

             Demand for cellular PVC decking growing

             Year over year (YOY) growth in AZEK Trim/Moulding

             Q3 volume up 30.1%

             Expanding “full-line” and decking distributors

             Targeting under-penetrated geographic markets

             Moulding product launch successful and growing

             Test program in progress with 98 Home Depot stores

             Winter buy program & dealer sign up underway

Cost Position:                                    Tripling decking capacity

             Improved scheduling/production planning

             Managing working capital tightly, inventory down 26%

Product Leadership:               Expanded mouldings line

             New dark colors for decking line

Quarter Highlights

Quarterly Revenue

Financial Overview

YOY $16.8

or 25.5%

Revenue

($ in millions)

Volume & ASP

(lbs in millions)

Q3 ’06 Rev                                                          $65.7

Procell PF ‘06                                                     10.8

Q3 ’06 PF Rev                                                $76.5

AZEK                                                                            11.9

SP                                                                                   (5.9)

Total                                                                           $82.6

Variance Analysis

($ in millions)

YOY revenue growth 25.5%

Procell Acquisition

AZEK Trim, Decking & Mouldings
growth

SP sales channel restructuring
underway

YOY $6.1

or 8.0%

Quarterly Earnings

YOY Adj. EBITDA growth 56.1%

Procell Acquisition/Rev growth

Lower material costs

Increased productivity/efficiency

Leveraging SG&A spend

Financial Overview

Adjusted EBITDA

($ in millions)

Gross Margin/SG&A

(% of revenue)

Q3 ’06 Adj. EBITDA                                  $10.6

Procell PF ‘06                                                         2.3

Q3 ’06 PF Adj. EBITDA                        $12.9

Change                                                                          3.6

Total                                                                           $16.5

Variance Analysis

($ in millions)

YOY $5.9

or 56.1%

YOY $3.6

or 27.9%

Year to Date Performance

Pro Forma Revenue and EBITDA
up strongly

AZEK Deck growth offsetting SP
decline

Improved profitability

Financial Overview

Revenue/Pro Forma (PF)

($ in millions)

Pro Forma Adj. EBITDA

($ in millions)

YTD Q3 ’06 Rev                                        $210.5

Procell PF ‘06                                                     23.2

Santana PF ’06                                                 10.1

YTD Q3 ’06 PF Rev                              $243.7

Procell PF ’07 (Jan)                                         3.4

SP                                                                                   (8.3)

AZEK                                                                            18.7

Total                                                                       $257.5

Revenue Variance Analysis

($ in millions)

YOY $13.1

or 5.4%

YOY $10.5

or 24.6%

Capital Expenditures

Financial Overview

YOY $1.4

or 42.4%

Quarter CapEx

($ in millions)

Strategic investment continues

Decking capacity in both Foley
and Scranton

Ample capacity to serve market

Historical CapEx

($ in millions)

YOY $(3.4)

or (24.5)%

YTD CapEx

($ in millions)

Working Capital Management

Tightly managing working capital

Inventory down despite
acquisition and growth

AR days lower YOY

AP in line with historical norms

Financial Overview

YOY $(3.2)

or (8.2)%

Inventory and Inv Days

($ in millions)

AR and AR Days

($ in millions)

YOY $(2.2)

or (6.3)%

Inv/AR/Prepaid less AP/Accrued(1)

($ in millions)

Footnote:

(1)  Excludes $6.9mm of accrued earn-out.

Liquidity Position

Financial Overview

Net Debt(1) & Net Debt/EBITDA(2)

($ in millions)

Liquidity

($ in millions)

De-leveraging  in difficult environment

Focused on Cash

Liquidity position at $56.3mm

Trailing Twelve Month Adjusted Pro Forma EBITDA of $63.3

Footnotes:

(1)

Net debt defined as total debt and capital lease obligations less cash

(2)

Trailing twelve month pro forma adjusted EBITDA as defined in Credit Agreement

Downside:

Further decline in residential housing
market

Resin prices continue upward

Procell distributor transition

Upside:

Higher AZEK® Trim/Moulding growth

Higher AZEK® Deck growth

Low

High

$65mm

$70mm

Adjusted EBITDA growth ranges from 47% to 58%

2007 Guidance

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported for 2006, subject to the timing of the Santana and Procell Acquisitions.

2007 Adjusted EBITDA Guidance(1)

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

_____________________

(1) Represents the pro forma effect from Santana and Procell Decking as if the Santana Acquisition and the Procell Acquisition took place on October 1, 2006, as defined by our credit agreement.

16

Add:

Less:

Nine

Nine

Months

Months

Twelve Months

Year Ended

Ended

Ended

Ended

(Dollars in thousands)

December 31,

September 30,

September 30,

September

3

0

,

2006

2007

2006

200

7

Net

(loss) inc

ome

$

(485

)

$

6,585

$

2,602

$

3,498

Interest expense, net

28,685

25,385

21,239

32,831

Income tax

expense

(benefit)

230

5,503

887

4,846

Depreciation and amortization

13,813

12,86

6

9,991

16,

68

8

EBITDA

42,243

50,339

34,719

57,863

Relocation and hiring costs

81

—

81

—

Retiring executive costs

385

—

247

138

Management fee

and expenses

1,021

1,3

30

589

1,7

62

Severance costs

—

8

05

—

8

05

Settlement

charges

—

500

—

500

Gain on sale of property

—

(443

)

—

(443

)

Santana Acquisition costs

519

13

423

109

Procell non

—

recurring charges

26

60

—

86

Adjusted EBITDA

$

44,275

$

52,604

$

36,059

$

60,820

Pr

o forma adjustments

(1)

8,582

710

6,780

2,512

Adjusted EBITDA with pro forma adjustments

$

52,857

$

53,314

$

42,839

$

63,332

Net Income to Adjusted EBITDA Reconciliation-QTD

Appendix

Three

Months

Three

Months

Ended

Ended

September

3

0

,

September

30

,

2007

2006

Net income

(loss)

$

342

$

         (

756

)

    Interest expense, net

8,

464

8,129

    Income tax expense

(benefit)

1,675

      (

1,145

)

    Depreciation and amortization

4,

736

     3,

617

EBITDA

$

15,217

$

     9,

8

45

Reconciliation

to

Adjusted

EBITDA

:

EBITDA

$

                15,2

17

$

9,

8

45

  Non

-

recurring i

tems:

Retiring executive costs

—

138

     Severance costs

7

44

—

     Relocation and

hiring costs

—

41

     Ownership management fee

580

375

     Non

-

recurring /

a

cquisition costs

—

195

Adjusted

EBITDA

$

16,541

$

   10,

594

Quarterly Volume Information

Appendix

2007

Q1

Q2

Q3

YTD

AZEK Building Products

60,581

40,481

     46,944

   148,006

Scranton Products

12,874

14,187

     13,035

   40,096

   Total

73,455

54,668

     59,979

   188,102

2006

Q1

Q2

Q3

YTD

AZEK Building Products

47,589

32,650

28,636

108,875

Scranton Products

10,235

14,606

16,112

40,953

   Total

57,824

47,256

44,748

149,828

Industrial

Commercial

Residential

Industrial

CPG

CPG

19